MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

BALANCE SHEETS

AT MARCH 31 OF 2006 AND 2005 CONSOLIDATED

(Thousands of Mexican Pesos) Final Printing

REF S	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
s01	TOTAL ASSETS	29,418,201	100	32,096,367	100
s02	CURRENT ASSETS	8,912,272	30	10,696,093	33
s03	CASH AND SHORT-TERM INVESTMENTS	983,994	3	1,841,229	6
s04	ACCOUNTS AND NOTES RECEIVABLE (NET)	1,241,644	4	1,916,018	6
s05	OTHER ACCOUNTS AND NOTES RECEIVABLE (NET)	2,003,604	7	1,920,923	6
s06	INVENTORIES	3,774,071	13	3,974,433	12
s07	OTHER CURRENT ASSETS	908,959	3	1,043,490	3
s08	LONG-TERM	368,710	1	371,925	1
s09	ACCOUNTS AND NOTES RECEIVABLE (NET)	282,887	1	297,018	1
s10	INVESTMENT IN SHARES OF NON-CONSOLIDATED SUBSIDIARIES AND ASSOCIATES	0	0	0	0
s11	OTHER INVESTMENTS	85,823	0	74,907	0
s12	PROPERTY, PLANT AND EQUIPMENT (NET)	16,635,465	57	17,637,836	55
s13	LAND AND BUILDINGS	14,005,832	48	14,152,387	44
s14	MACHINERY AND INDUSTRIAL EQUIPMENT	24,450,689	83	24,375,459	76
s15	OTHER EQUIPMENT	0	0	0	0
s16	ACCUMULATED DEPRECIATION	22,469,614	76	21,999,738	69
s17	CONSTRUCTION IN PROGRESS	648,558	2	1,109,728	3
s18	OTHER INTANGIBLE ASSETS AND DEFERRED ASSETS (NET) .	1,193,489	4	1,291,965	4
s19	OTHER ASSETS	2,308,265	8	2,098,548	7
s20	TOTAL LIABILITIES	21,619,780	100	24,053,702	100
s21	CURRENT LIABILITIES	9,716,509	45	8,762,142	36
s22	SUPPLIERS	1,808,994	8	1,964,145	8
s23	BANK LOANS	1,577,325	7	2,541,747	11
s24	STOCK MARKET LOANS	3,430,175	16	1,277,652	5
s25	TAXES PAYABLE	127,000	1	117,306	0
s26	OTHER CURRENT LIABILITIES	2,773,015	13	2,861,292	12
s27	LONG-TERM LIABILITIES	9,743,335	45	12,726,037	53
s28	BANK LOANS	495,895	2	1,265,933	5
s29	STOCK MARKET LOANS	9,247,440	43	11,460,104	48
s30	OTHER LOANS	0	0	0	0
s31	DEFERRED LIABILITIES	0	0	0	0
s32	OTHER NON CURRENT LIABILITIES	2,159,936	10	2,565,523	11
s33	CONSOLIDATED STOCKHOLDERS' EQUITY	7,798,421	100	8,042,665	100
s34	MINORITY INTEREST	2,717,924	35	2,835,747	35
s35	MAJORITY INTEREST	5,080,497	65	5,206,918	65
s36	CONTRIBUTED CAPITAL	8,129,550	104	8,129,550	101
s79	CAPITAL STOCK	7,070,080	91	7,070,080	88
s39	PREMIUM ON ISSUANCE OF SHARES	1,059,470	14	1,059,470	13
s40	CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	0	0	0	0
s41	EARNED CAPITAL	(3,049,053)	(39)	(2,922,632)	(36)
s42	RETAINED EARNINGS AND CAPITAL RESERVES	18,989,902	244	19,304,535	240
s44	OTHER ACCUMULATED COMPREHENSIVE RESULT	(21,427,804)	(275)	(21,608,956)	(269)
s80	SHARES REPURCHASED	(611,151)	(8)	(618,211)	(8)

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

BALANCE SHEETS

BREAKDOWN OF MAIN CONCEPTS

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

REF S	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
s03	CASH AND SHORT-TERM INVESTMENTS	983,994	100	1,841,229	100
s46	CASH	393,762	40	480,522	26
s47	SHORT-TERM INVESTMENTS	590,232	60	1,360,707	74
s07	OTHER CURRENT ASSETS	908,959	100	1,043,490	100
s81	DERIVATIVE FINANCIAL INSTRUMENTS	65,455	7	0	0
s82	DISCONTINUED OPERATIONS	843,504	93	1,037,472	99
s83	OTHER	0	0	6,018	1
s18	OTHER INTANGIBLE ASSETS AND DEFERRED ASSETS (NET) .	1,193,489	100	1,291,965	100
s48	DEFERRED EXPENSES (NET)	551,486	46	585,723	45
s49	GOODWILL	642,003	54	706,242	55
s51	OTHER	0	0	0	0
s19	OTHER ASSETS	2,308,265	100	2,098,548	100
s84	INTANGIBLE ASSET FROM LABOR OBLIGATIONS	427,002	18	511,076	24
s85	DERIVATIVE FINANCIAL INSTRUMENTS	0	0	0	0
s50	DEFERRED TAXES	741,724	32	224,859	11
s86	DISCONTINUED OPERATIONS	1,139,539	49	1,362,613	65
s87	OTHER	0	0	0	0
s21	CURRENT LIABILITIES	9,716,509	100	8,762,142	100
s52	FOREIGN CURRENCY LIABILITIES	6,193,395	64	5,628,284	64
s53	MEXICAN PESOS LIABILITIES	3,523,114	36	3,133,858	36
s26	OTHER CURRENT LIABILITIES	2,773,015	100	2,861,292	100
s88	DERIVATIVE FINANCIAL INSTRUMENTS	206,653	7	0	0
s89	INTEREST LIABILITIES	307,939	11	366,818	13
s68	PROVISIONS	0	0	0	0
s90	DISCONTINUED OPERATIONS	447,960	16	511,098	18
s58	OTHER CURRENT LIABILITIES	1,810,463	65	1,983,376	69
s27	LONG-TERM LIABILITIES	9,743,335	100	12,726,037	100
s59	FOREIGN CURRENCY LIABILITIES	9,027,005	93	10,503,669	83
s60	MEXICAN PESOS LIABILITIES	716,330	7	2,222,368	17
s31	DEFERRED LIABILITIES	0	0	0	0
s65	NEGATIVE GOODWILL	0	0	0	0
s67	OTHER	0	0	0	0
s32	OTHER NON CURRENT LIABILITIES	2,159,936	100	2,565,523	100
s66	DEFERRED TAXES	176,530	8	0	0
s91	OTHER LIABILITIES IN RESPECT OF SOCIAL INSURANCE	1,215,424	56	1,318,692	51
s92	DISCONTINUED OPERATIONS	767,982	36	1,246,831	49
s69	OTHER LIABILITIES	0	0	0	0
s79	CAPITAL STOCK	7,070,080	100	7,070,080	100
s37	CAPITAL STOCK (NOMINAL)	324,000	5	324,000	5
s38	RESTATEMENT OF CAPITAL STOCK	6,746,080	95	6,746,080	95

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

BALANCE SHEETS

BREAKDOWN OF MAIN CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF S	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
s42	RETAINED EARNINGS AND CAPITAL RESERVES	18,989,902	100	19,304,535	100
s93	LEGAL RESERVE	0	0	0	0
s43	RESERVE FOR REPURCHASE OF SHARES	2,000,000	11	2,000,000	10
s94	OTHER RESERVES	0	0	0	0
s95	RETAINED EARNINGS	17,612,294	93	17,562,548	91
s45	NET INCOME FOR THE YEAR	(622,392)	(3)	(258,013)	(1)
s44	OTHER ACCUMULATED COMPREHENSIVE RESULT	(21,427,804)	100	(21,608,956)	100
s70	ACCUMULATED MONETARY RESULT	0	0	0	0
s71	RESULT FROM HOLDING NON-MONETARY ASSETS	(19,313,816)	90	(19,480,849)	90
s96	CUMULATIVE RESULT FROM FOREIGN CURRENCY TRANSLATION	0	0	0	0
s97	CUMULATIVE RESULT FROM DERIVATIVE FINANCIAL INSTRUMENTS	0	0	0	0
s98	CUMULATIVE EFFECT OF DEFERRED INCOME TAXES	(1,692,435)	8	(1,692,435)	8
s99	LABOR OBLIGATION ADJUSTMENT	(421,553)	2	(435,672)	2
s100	OTHER	0	0	0	0

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

BALANCE SHEETS

OTHER CONCEPTS

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

REF S	CONCEPTS	CURRENT YEAR Amount	PREVIOUS YEAR Amount
s72	WORKING CAPITAL	(804,237)	1,933,951
s73	PENSIONS AND SENIORITY PREMIUMS	535,544	492,767
s74	EXECUTIVES (*)	312	333
s75	EMPLOYEES (*)	4,427	4,613
s76	WORKERS (*)	16,803	16,585
s77	OUTSTANDING SHARES (*)	295,727,910	295,727,910
s78	REPURCHASED SHARES (*)	28,272,090	28,272,090
s101	RESTRICTED CASH	184,045	215,535
s102	NET DEBT OF NON CONSOLIDATED COMPANIES	0	0

(*) THESE CONCEPTS ARE STATED IN UNITS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF INCOME

FROM JANUARY THE 1st TO MARCH 31 OF 2006 AND 2005

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

REF R	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
r01	NET SALES	6,120,483	100	5,721,781	100
r02	COST OF SALES	4,573,777	75	4,214,778	74
r03	GROSS PROFIT	1,546,706	25	1,507,003	26
r04	OPERATING EXPENSES	1,254,634	20	1,263,895	22
r05	OPERATING INCOME	292,072	5	243,108	4
r06	INTEGRAL FINANCING COST	797,764	13	543,791	10
r07	INCOME AFTER INTEGRAL FINANCING COST	(505,692)	(8)	(300,683)	(5)
r08	OTHER EXPENSE AND INCOME (NET)	(65,185)	(1)	32,454	1
r44	SPECIAL ITEMS	0	0	0	0
r09	INCOME BEFORE INCOME TAXES AND EMPLOYEES' PROFIT SHARING	(440,507)	(7)	(333,137)	(6)
r10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	195,614	3	(71,787)	(1)
r11	NET INCOME AFTER TAXES AND EMPLOYEES' PROFIT SHARING	(636,121)	(10)	(261,350)	(5)
r12	EQUITY IN NET INCOME OF NON-CONSOLIDATED SUBSIDIARIES AND ASSOCIATES	0	0	0	0
r13	CONSOLIDATED NET INCOME OF CONTINUING OPERATIONS	(636,121)	(10)	(261,350)	(5)
r14	INCOME FROM DISCONTINUED OPERATIONS	(821)	0	9,932	0
r15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(635,300)	(10)	(271,282)	(5)
r16	EXTRAORDINARY ITEMS, NET EXPENSE (INCOME)	0	0	0	0
r17	CUMULATIVE EFFECT FROM ACCOUNTING CHANGE, NET	0	0	0	0
r18	NET CONSOLIDATED INCOME	(635,300)	(10)	(271,282)	(5)
r19	NET INCOME OF MINORITY INTEREST	(12,908)	0	(13,269)	0
r20	NET INCOME OF MAJORITY INTEREST	(622,392)	(10)	(258,013)	(5)

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF INCOME

BREAKDOWN OF MAIN CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF R	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
r01	NET SALES	6,120,483	100	5,721,781	100
r21	DOMESTIC	2,543,369	42	2,307,803	40
r22	FOREIGN	3,577,114	58	3,413,978	60
r23	TRANSLATED INTO DOLLARS (***)	329,471	5	302,260	5
r06	INTEGRAL FINANCING COST	797,764	100	543,791	100
r24	INTEREST EXPENSE	723,143	91	662,451	122
r42	LOSS (GAIN) ON RESTATEMENT OF UDI'S	0	0	0	0
r45	OTHER FINANCE COSTS	0	0	0	0
r26	INTEREST INCOME	27,502	3	64,099	12
r46	OTHER FINANCIAL PRODUCTS	0	0	0	0
r25	FOREIGN EXCHANGE LOSS (GAIN) (NET)	206,856	26	26,966	5
r28	RESULT FROM MONETARY POSITION	(104,733)	(13)	(81,527)	(15)
r10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	195,614	100	(71,787)	100
r32	INCOME TAX	245,142	125	112,223	(156)
r33	DEFERRED INCOME TAX	(56,217)	(29)	(222,017)	309
r34	EMPLOYEES' PROFIT SHARING EXPENSES	6,689	3	58,320	(81)
r35	DEFERRED EMPLOYEES' PROFIT SHARING	0	0	(20,313)	28

(***) THOUSANDS OF DOLLARS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF INCOME

OTHER CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF R	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
r36	TOTAL SALES	6,652,404	6,307,655
r37	TAX RESULT FOR THE YEAR	0	0
r38	NET SALES (**)	25,028,192	24,234,984
r39	OPERATING INCOME (**)	1,743,173	1,414,708
r40	NET INCOME OF MAJORITY INTEREST (**)	(312,613)	(878,963)
r41	NET CONSOLIDATED INCOME (**)	(153,591)	(713,014)
r47	OPERATIVE DEPRECIATION AND ACCUMULATED	402,377	451,460

(**) RESTATED INFORMATION OF THE LAST TWELVE MONTHS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

QUARTERLY STATEMENTS OF INCOME

FROM JANUARY THE 1st TO MARCH 31 OF 2006 AND 2005

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

REF RT	CONCEPTS	CURRENT YEAR Amount	CURRENT YEAR %	PREVIOUS YEAR Amount	PREVIOUS YEAR %
rt01	NET SALES	6,120,483	100	5,721,781	100
rt02	COST OF SALES	4,573,777	75	4,214,778	74
rt03	GROSS PROFIT	1,546,706	25	1,507,003	26
rt04	OPERATING EXPENSES	1,254,634	20	1,263,895	22
rt05	OPERATING INCOME	292,072	5	243,108	4
rt06	INTEGRAL FINANCING COST	797,764	13	543,791	10
rt07	INCOME AFTER INTEGRAL FINANCING COST	(505,692)	(8)	(300,683)	(5)
rt08	OTHER EXPENSE AND INCOME (NET)	(65,185)	(1)	32,454	1
rt44	SPECIAL ITEMS	0	0	0	0
rt09	INCOME BEFORE INCOME TAXES AND EMPLOYEES' PROFIT SHARING	(440,507)	(7)	(333,137)	(6)
rt10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	195,614	3	(71,787)	(1)
rt11	NET INCOME AFTER TAXES AND EMPLOYEES' PROFIT SHARING	(636,121)	(10)	(261,350)	(5)
rt12	EQUITY IN NET INCOME OF NON-CONSOLIDATED SUBSIDIARIES AND ASSOCIATES	0	0	0	0
rt13	CONSOLIDATED NET INCOME OF CONTINUING OPERATIONS	(636,121)	(10)	(261,350)	(5)
rt14	INCOME FROM DISCONTINUED OPERATIONS	(821)	0	9,932	0
rt15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(635,300)	(10)	(271,282)	(5)
rt16	EXTRAORDINARY ITEMS, NET EXPENSE (INCOME)	0	0	0	0
rt17	CUMULATIVE EFFECT FROM ACCOUNTING CHANGE, NET	0	0	0	0
rt18	NET CONSOLIDATED INCOME	(635,300)	(10)	(271,282)	(5)
rt19	NET INCOME OF MINORITY INTEREST	(12,908)	0	(13,269)	0
rt20	NET INCOME OF MAJORITY INTEREST	(622,392)	(10)	(258,013)	(5)

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

QUARTERLY STATEMENTS OF INCOME

VITRO, S.A. DE C.V.

BREAKDOWN OF MAIN CONCEPTS

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

REF RT	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
rt01	NET SALES	6,120,483	100	5,721,781	100
rt21	DOMESTIC	2,543,369	42	4,141,025	72
rt22	FOREIGN	3,577,114	58	1,580,756	28
rt23	TRANSLATED INTO DOLLARS (***)	329,471	5	302,260	5
rt06	INTEGRAL FINANCING COST	797,764	100	543,791	100
rt24	INTEREST EXPENSE	723,143	91	662,451	122
rt42	LOSS (GAIN) ON RESTATEMENT OF UDI'S	0	0	0	0
rt45	OTHER FINANCE COSTS	0	0	0	0
rt26	INTEREST INCOME	27,502	3	64,099	12
rt46	OTHER FINANCIAL PRODUCTS	0	0	0	0
rt25	FOREIGN EXCHANGE LOSS (GAIN) (NET)	206,856	26	26,966	5
rt28	RESULT FROM MONETARY POSITION	(104,733)	(13)	(81,527)	(15)
rt10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	195,614	100	(71,787)	100
rt32	INCOME TAX	245,142	125	112,223	(156)
rt33	DEFERRED INCOME TAX	(56,217)	(29)	(222,017)	309
rt34	EMPLOYEES' PROFIT SHARING EXPENSES	6,689	3	58,320	(81)
rt35	DEFERRED EMPLOYEES' PROFIT SHARING	0	0	(20,313)	28

(***) THOUSANDS OF DOLLARS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

QUARTERLY STATEMENTS OF INCOME

OTHER CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF RT	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
rt47	OPERATIVE DEPRECIATION AND ACCUMULATED IMPAIRMENT LOSSES	402,377	451,460

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF CHANGES IN FINANCIAL POSITION
FROM JANUARY THE 1st TO MARCH 31 OF 2006 AND 2005

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF C	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
c01	CONSOLIDATED NET INCOME	(635,300)	(271,282)
c02	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING RESOURCES	632,672	371,544
c03	RESOURCES FROM NET INCOME FOR THE YEAR	(2,628)	100,262
c04	RESOURCES PROVIDED OR USED IN OPERATION	(477,631)	(535,395)
c05	RESOURCES PROVIDED BY (USED FOR) OPERATING ACTIVITIES	(480,259)	(435,133)
c06	RESOURCES PROVIDED BY (USED FOR) EXTERNAL FINANCING ACTIVITIES	(69,351)	(216,563)
c07	RESOURCES PROVIDED BY (USED FOR) INTERNAL FINANCING ACTIVITIES	(44,608)	(17,354)
c08	RESOURCES PROVIDED BY (USED FOR) FINANCING ACTIVITIES	(113,959)	(233,917)
c09	RESOURCES PROVIDED BY (USED FOR) INVESTMENT ACTIVITIES	149,762	(357,878)
c10	NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	(444,456)	(1,026,928)
c11	CASH AND SHORT-TERM INVESTMENTS AT THE BEGINNING OF PERIOD	1,428,450	2,868,157
c12	CASH AND SHORT-TERM INVESTMENTS AT THE END OF PERIOD	983,994	1,841,229

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO | QUARTER: 1 | YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF CHANGES IN FINANCIAL POSITION

BREAKDOWN OF MAIN CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF C	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
c02	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING RESOURCES	632,672	371,544
c13	+ DEPRECIATION AND AMORTIZATION FOR THE YEAR	402,377	451,460
c41	+ (-) OTHER ITEMS	230,295	(79,916)
c04	RESOURCES PROVIDED OR USED IN OPERATION	(477,631)	(535,395)
c18	+ (-) DECREASE (INCREASE) IN ACCOUNTS RECEIVABLE	(2,714)	5,660
c19	+ (-) DECREASE (INCREASE) IN INVENTORIES	44,199	(151,485)
c20	+ (-) DECREASE (INCREASE) IN OTHER ACCOUNTS RECEIVABLE	140,160	(610,981)
c21	+ (-) INCREASE (DECREASE) IN SUPPLIERS	(64,169)	34,478
c22	+ (-) INCREASE (DECREASE) IN OTHER LIABILITIES	(595,107)	186,933
c06	RESOURCES PROVIDED BY (USED FOR) EXTERNAL FINANCING ACTIVITIES	(69,351)	(216,563)
c23	+ BANK FINANCING	1,705,064	4,035,009
c24	+ STOCK MARKET FINANCING	0	0
c25	+ DIVIDEND RECEIVED	0	0
c26	+ OTHER FINANCING	0	0
c27	(-) BANK FINANCING AMORTIZATION	(1,812,690)	(4,200,106)
c28	(-) STOCK MARKET FINANCING AMORTIZATION	0	0
c29	(-) OTHER FINANCING AMORTIZATION	0	0
c42	+ (-) OTHER ITEMS	38,275	(51,466)
c07	RESOURCES PROVIDED BY (USED FOR) INTERNAL FINANCING ACTIVITIES	(44,608)	(17,354)
c30	+ (-) INCREASE (DECREASE) IN CAPITAL STOCK	0	0
c31	(-) DIVIDENDS PAID	(44,608)	(17,354)
c32	+ PREMIUM ON ISSUANCE OF SHARES	0	0
c33	+ CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	0	0
c43	+ (-) OTHER ITEMS	0	0
c09	RESOURCES PROVIDED BY (USED FOR) INVESTMENT ACTIVITIES	149,762	(357,878)
c34	+ (-) DECREASE (INCREASE) IN PERMANENT	0	0
c35	(-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT	(185,867)	(204,607)
c36	(-) INCREASE IN CONSTRUCTIONS IN PROGRESS	0	0
c37	+ SALE OF OTHER PERMANENT INVESTMENTS	165,084	0
c38	+ SALE OF TANGIBLE FIXED ASSETS	185,730	167
c39	+ (-) OTHER ITEMS	(15,185)	(153,438)

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO
VITRO, S.A. DE C.V.

QUARTER: 1 YEAR: 2006

DATA PER SHARE

CONSOLIDATED INFORMATION

Final Printing

REF D	CONCEPTS	CURRENT YEAR			PREVIOUS YEAR		
		AMOUNT			AMOUNT		
d01	BASIC PROFIT PER ORDINARY SHARE (**)	$	(1.06)		$	(2.97)	
d02	BASIC PROFIT PER PREFERRED SHARE (**)	$	0.00		$	0.00	
d03	DILUTED PROFIT PER ORDINARY SHARE (**)	$	0.00		$	0.00	
d04	CONTINUING OPERATING PROFIT PER COMMON SHARE (**)	$	(178.57)		$	(266.74)	
d05	EFFECT OF DISCONTINUED OPERATIONS ON CONTINUING OPERATING PROFIT PER SHARE (**)	$	34.20		$	25.63	
d06	EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON CONTINUING OPERATING PROFIT PER SHARE (**)	$	0.00		$	0.00	
d07	EFFECT BY CHANGES IN ACCOUNTING POLICIES ON CONTINUING OPERATING PROFIT PER SHARE (**)	$	0.00		$	0.00	
d08	CARRYNG VALUE PER SHARE	$	17.18		$	14.30	
d09	CASH DIVIDEND ACCUMULATED PER SHARE	$	0.30		$	0.30	
d10	DIVIDEND IN SHARES PER SHARE		0.00	acciones		0.00	acciones
d11	MARKET PRICE TO CARRYING VALUE		0.66	veces		0.65	veces
d12	MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE		(9.57)	veces		(3.12)	veces
d13	MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)		0.00	veces		0.00	veces

(**) TO CALCULATE THE DATA PER SHARE USE THE NET INCOME FOR THE LAST TWELVE MONTHS.

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

RATIOS

CONSOLIDATED

Final Printing

REF P	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
	YIELD				
p01	NET INCOME TO NET SALES	(10.37)	%	(4.74)	%
p02	NET INCOME TO STOCKHOLDERS' EQUITY (**)	(6.15)	%	(20.79)	%
p03	NET INCOME TO TOTAL ASSETS (**)	(0.52)	%	(2.24)	%
p04	CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME	0.00	%	0.00	%
p05	RESULT FROM MONETARY POSITION TO NET INCOME	(16.48)	%	(30.05)	%
	ACTIVITY				
p06	NET SALES TO NET ASSETS (**)	0.85	veces	0.76	veces
p07	NET SALES TO FIXED ASSETS (**)	1.50	veces	1.37	veces
p08	INVENTORIES TURNOVER (**)	1.21	veces	1.06	veces
p09	ACCOUNTS RECEIVABLE IN DAYS OF SALES	15.87	dias	104.83	dias
p10	PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)	4.90	%	4.00	%
	LEVERAGE				
p11	TOTAL LIABILITIES TO TOTAL ASSETS	73.49	%	74.77	%
p12	TOTAL LIABILITIES TO STOCKHOLDERS' EQUITY	2.77	veces	3.38	veces
p13	FOREIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES	70.40	%	67.68	%
p14	LONG-TERM LIABILITIES TO FIXED ASSETS	58.56	%	72.15	%
p15	OPERATING INCOME TO INTEREST PAID	0.40	veces	0.37	veces
p16	NET SALES TO TOTAL LIABILITIES (**)	1.15	veces	1.02	veces
	LIQUIDITY				
p17	CURRENT ASSETS TO CURRENT LIABILITIES	0.91	veces	1.22	veces
p18	CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES	0.52	veces	0.76	veces
p19	CURRENT ASSETS TO TOTAL LIABILITIES	0.41	veces	0.44	veces
p20	AVAILABLE ASSETS TO CURRENT LIABILITIES	10.12	%	21.34	%
	STATEMENTS OF CHANGES				
p21	RESOURCES FROM NET INCOME TO NET SALES	(0.39)	%	34.01	%
p22	RESOURCES FROM CHANGES IN WORKING CAPITAL TO NET SALES	(7.45)	%	(4.89)	%
p23	RESOURCES GENERATED (USED) IN OPERATING TO INTEREST PAID	(0.66)	veces	2.52	veces
p24	EXTERNAL FINANCING TO RESOURCES PROVIDED BY (USED FOR) FINANCING	60.85	%	232.26	%
p25	INTERNAL FINANCING TO RESOURCES PROVIDED BY (USED FOR) FINANCING	39.14	%	(132.26)	%
p26	ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO RESOURCES PROVIDED BY (USED FOR) INVESTMENT ACTIVITIES	(124.10)	%	210.97	%

(**) IN THESE RATIOS FOR THE DATA TAKE INTO CONSIDERATION THE LAST TWELVE MONTHS.

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO | QUARTER: 1 | YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
BANKS														
FOREIGN TRADE														
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
CITIBANK N A.	12/04/2006	7.00							106,657	0	0	0	0	0
CALIFORNIA COMMERCE BANK	12/05/2006	5.59							27,234	0	0	0	0	0
COMERICA	02/05/2006	6.88							22,695	0	0	0	0	0
HYPO VEREINSBANK	26/07/2007	5.48							0	10,647	54	0	0	0
HYPO VEREINSBANK	26/05/2006	5.32							0	105	0	0	0	0
TORONTO DOMINION	05/01/2008	3.16							0	564	14,119	0	0	0
DEUTSCHE BANK	05/10/2009	3.72							0	161	161	161	161	0
DEUTSCHE BANK	31/10/2009	3.72							0	118	118	118	118	0
		0.00							0	0	0	0	0	0
SECURED														
Scotiabank	28/12/2009	7.00							0	7,372	7,372	7,374	42,386	0
BANCO NACIONAL DE MEXICO, S.	26/09/2006	6.83							0	42,321	0	0	0	0
BANCO PASTOR	28/02/2008	3.65							0	4,585	4,585	0	0	0
Finacity	15/07/2016	12.50							0	12,375	8,002	8,002	8,002	50,683
INBURSA	31/12/2006	8.67							0	226,585	0	0	0	0
COMMERCIAL BANKS														
SINDICADO TRANCHE C	27/03/2007	9.50	0	251,041	0	0	0	0						
Citibank	06/08/2006	6.04							1,446	0	0	0	0	0
Citibank	07/06/2006	6.05							15,251	0	0	0	0	0
Citibank	17/07/2006	6.16							5,447	0	0	0	0	0
Citibank	16/09/2006	5.21							908	0	0	0	0	0
Citibank	17/08/2006	5.60							10,894	0	0	0	0	0
Citibank	15/05/2006	5.99							9,804	0	0	0	0	0
Citibank	17/04/2006	5.60							8,170	0	0	0	0	0
Citibank	18/06/2006	6.04							5,447	0	0	0	0	0

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $) Time Interval						Amortization of Credits in Foreign Currency (Thousands of $) Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
BICSA	16/06/2006	5.30							10,894	0	0	0	0	0
BICSA	18/04/2006	5.35							4,357	0	0	0	0	0
BICSA	19/05/2006	5.30							10,894	0	0	0	0	0
BICSA	18/06/2006	5.30							4,357	0	0	0	0	0
Bac San Jose	16/02/2007	6.19							5,447	0	0	0	0	0
Industrial	28/07/2009	6.42							0	13,072	13,072	13,072	6,536	0
CITIBANK N A.	12/04/2006	7.00							217,870	0	0	0	0	0
Banorte	12/04/2006	6.48							54,468	0	0	0	0	0
Comerica	01/06/2006	7.45							54,468	0	0	0	0	0
BANCO DE BOGOTA	02/09/2006	4.50							6,737	0	0	0	0	0
CITIBANK N A.	17/04/2006	10.00							37,295	0	0	0	0	0
BANKINTER	26/06/2006	3.13							6,416	0	0	0	0	0
CAJA ESPAÑA	29/07/2006	3.04							7,577	0	0	0	0	0
BANCO PASTOR	19/10/2006	3.20							18,763	0	0	0	0	0
CAJA DUERO	21/10/2006	3.00							7,353	0	0	0	0	0
CAIXA NOVA	29/08/2006	3.00							13,206	0	0	0	0	0
BANCO POPULAR	27/04/2006	3.20							5,590	0	0	0	0	0
BANCO CASTILLA	03/06/2006	3.20							30,328	0	0	0	0	0
BANCAJA	15/07/2006	3.15							7,675	0	0	0	0	0
BANCO HERRERO	13/09/2006	3.30							12,571	0	0	0	0	0
BANCO BILBAO VIZCAYA	17/05/2006	3.25							4,864	0	0	0	0	0
LA CAIXA	30/11/2006	3.00							7,261	0	0	0	0	0
CAJA MADRID	21/06/2006	3.00							7,281	0	0	0	0	0
Banco Zaragozano	29/07/2006	2.94							3,563	0	0	0	0	0
Banco de Castilla	05/10/2006	3.20							6,827	0	0	0	0	0
Banco Millenium-BCP	07/01/2007	3.50							1,322	0	0	0	0	0
Banco Popular Portugues	23/09/2006	4.50							3,570	0	0	0	0	0
Banco Portugués de Investim	25/11/2006	4.50							1,309	0	0	0	0	0
BBVA BANCOMER	02/06/2006	7.58							0	7,898	0	0	0	0
SINDICADO TRANCHE B	27/03/2008	7.58							0	209,961	279,941	0	0	0
Sufinanciamiento	15/05/2007	4.50							0	0	154	0	0	0
BANCO PORTUGUES DE INVESTIM	30/07/2008	4.25							0	2,585	2,585	991	0	0
BANCO PORTUGUES DE INVESTIME	25/07/2006	4.25							0	138	0	0	0	0
Banco Millenium-BCP (Leasin	16/03/2010	3.50							0	0	0	0	711	0
Banco Millenium-BCP (Leasin	17/03/2010	3.50							0	0	0	0	606	0

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
Banco Portugués de Investim	16/01/2011	3.25							0	0	0	0	0	1,107
Banco Portugués de Investim	16/01/2011	3.25							0	0	0	0	0	1,107
CAIXA NOVA	06/05/2008	4.00							0	4,619	4,619	773	0	0
BANCO DE CASTILLA	05/04/2008	4.00							0	3,046	3,046	2,222	0	0
CAJA DUERO	20/06/2006	4.00							0	1,046	0	0	0	0
BCO.DE CASTILLA.LEASING	25/06/2007	3.45							0	208	55	0	0	0
CAJA MADRID	25/10/2007	2.95							0	5,569	3,249	0	0	0
CAJA ESPAÑA	17/06/2008	3.45							0	1,588	1,588	795	0	0
BANESTO	15/07/2008	3.50							0	5,505	5,505	2,745	0	0
OTHER														
TOTAL BANKS			0	251,041	0	0	0	0	766,216	560,068	348,225	36,253	58,520	52,897

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
STOCK MARKET														
LISTED STOCK EXCHANGE														
UNSECURED														
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
UDIS VITRO (200) P99U	07/06/2006	9.00	0	577,855	0	0	0	0						
UDIS VITRO (155) P992U	12/10/2006	9.90	0	476,035	0	0	0	0						
		0.00	0	0	0	0	0	0						
CERTIFICADOS BURSATILES (VIT	02/10/2008	11.67	0	0	360,000	0	0	0						
CERTIFICADOS BURSATILES (VIT	22/12/2008	12.75	0	0	206,014	0	0	0						
CERTIFICADOS BURSATILES (VIT	05/02/2009	12.65	0	0	150,312	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
BCP Securities	07/02/2007	8.00							765,780	0	0	0	0	0
Bonos 2011	23/07/2011	10.75							0	0	0	0	0	2,673,298
CSFB	24/02/2010	11.03							0	54,468	81,701	81,701	1,361,688	0
CSFB	23/03/2007	14.50							0	1,143,818	0	0	0	0
CSFB	23/03/2007	14.94							0	412,219	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
BONOS 2007	15/05/2007	11.38							0	0	1,660,191	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
CREDIT SUISSE FIRST BOSTON (	30/04/2009	11.50							0	0	0	0	239,501	0
BONOS 2013	01/11/2013	12.75							0	0	0	0	0	2,433,034
SECURED														
		0.00	0	0	0	0	0	0						
PRIVATE PLACEMENTS														
UNSECURED														
		0.00	0	0	0	0	0	0						

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
SECURED														
TOTAL STOCK MARKET			0	1,053,890	716,326	0	0	0	765,780	1,610,505	1,741,892	81,701	1,601,189	5,106,332

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

Credit Type / Institution			Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
SUPPLIERS														
PEMEX GAS Y PETROQUIMICA BAS		0.00	68,865	0	0	0	0	0						
TESORERIA DE LA FEDERACION		0.00	46,356	0	0	0	0	0						
TRACTEBEL ENERGIA DE MONTERR		0.00	31,175	0	0	0	0	0						
EDS DE MEXICO, S. A. DE C.		0.00	29,540	0	0	0	0	0						
GAS INDUSTRIAL DE MONTERREY		0.00	28,371	0	0	0	0	0						
O. ENRIQUE HINOJOSA PENA AGE		0.00	25,569	0	0	0	0	0						
SKANDIA VIDA SA DE CV		0.00	24,990	0	0	0	0	0						
INGENIERIA EN EMPAQUE ARVISA		0.00	23,829	0	0	0	0	0						
EMPAQUES DE CARTON TITAN, S.		0.00	17,981	0	0	0	0	0						
INSTITUTO MEXICANO DEL SEGUR		0.00	17,037	0	0	0	0	0						
CARTONPACK, S.A. DE C.V.		0.00	16,036	0	0	0	0	0						
IXE BANCO, S.A.		0.00	14,351	0	0	0	0	0						
WEYERHAEUSER DE MEXICO, S.A.		0.00	14,298	0	0	0	0	0						
CARTONPACK, S.A. DE C.V.		0.00	13,323	0	0	0	0	0						
FERROSUR, S.A. DE C.V.		0.00	11,617	0	0	0	0	0						
FERRO COLORES, S.A. DE C.V.		0.00	11,449	0	0	0	0	0						
INTERGLASS, S. A. DE C. V.		0.00	11,356	0	0	0	0	0						
RISOUL Y CIA, S. A. DE C. V.		0.00	11,132	0	0	0	0	0						
RODAMIENTOS Y ACCESORIOS, S.		0.00	9,658	0	0	0	0	0						
PRAXAIR MEXICO, S. DE R.L. D		0.00	8,704	0	0	0	0	0						
PRAXAIR MEXICO, S. DE R.L. D		0.00	8,262	0	0	0	0	0						
SMURFIT CARTON Y PAPEL DE ME		0.00	8,002	0	0	0	0	0						
SYGMA ABASTECEDORA INDUSTRIA		0.00	7,862	0	0	0	0	0						
COMESCO, S.A. DE C.V.		0.00	7,812	0	0	0	0	0						
IMPULSORA DE MERCADOS DE MEX		0.00	7,594	0	0	0	0	0						
MAQUINADOS MARFER, S.A. DE C		0.00	7,262	0	0	0	0	0						
SOCIEDAD INDUSTRIAL S.A. DE		0.00	7,066	0	0	0	0	0						
SIMOLSA, S.A. DE C.V.		0.00	7,005	0	0	0	0	0						
OTROS		0.00	252,444	0	0	0	0	0						
AMERICAN NATURAL SODA ASH CO		0.00							69,796	0	0	0	0	0
UNION PACIFIC RAILROAD CO.		0.00							44,249	0	0	0	0	0
LIBBEY GLASS INC		0.00							31,930	0	0	0	0	0
E. HINOJOSA CALZADO LTD		0.00							13,567	0	0	0	0	0
CREATIVE EXTRUDED PRODUCTS,		0.00							13,246	0	0	0	0	0

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

Credit Type / Institution			Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
SAP MEXICO, S.A. DE C.V.		0.00							10,876	0	0	0	0	0
OXBOW DE MEXICO, S. DE R.L.		0.00							9,360	0	0	0	0	0
VERRERIES SOUCHON NEUVESEL,		0.00							9,205	0	0	0	0	0
THE TIMKEN CORPORATION		0.00							6,505	0	0	0	0	0
ARKEMA INC.		0.00							6,104	0	0	0	0	0
U.S. BORAX		0.00							6,077	0	0	0	0	0
REHAU S.A. DE C.V.		0.00							4,490	0	0	0	0	0
MICROSOFT LICENSING, G.P.		0.00							3,960	0	0	0	0	0
ULTRA TRANSPORT, INC.		0.00							3,946	0	0	0	0	0
QUANTUM ENGINEERED PRODUCTS		0.00							3,792	0	0	0	0	0
GERRO PLAST GMBH KUNSTSTOFF		0.00							3,692	0	0	0	0	0
AUTOMOTIVE COMPONENTS HOLDI		0.00							3,352	0	0	0	0	0
INNOVATIVE PACKAGING SOLUTI		0.00							3,255	0	0	0	0	0
OTROS		0.00							812,646	0	0	0	0	0
TOTAL SUPPLIERS			748,946	0	0	0	0	0	1,060,048	0	0	0	0	0
OTHER CURRENT LIABILITIES AND OTHER CREDITS														
Otros pasivos		0.00	1,342,233	0	0	0	0	0						
Otros pasivos		0.00							468,230	0	0	0	0	0
TOTAL			2,091,179	1,304,931	716,326	0	0	0	3,060,274	2,170,573	2,090,117	117,954	1,659,709	5,159,229

NOTES

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

MONETARY FOREIGN CURRENCY POSITION

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

FOREIGN CURRENCY POSITION	DOLLARS (1)		OTHER CURRENCIES		TOTAL THOUSANDS OF PESOS
	THOUSANDS OF DOLLARS	THOUSANDS OF PESOS	THOUSANDS OF DOLLARS	THOUSANDS OF PESOS	
MONETARY ASSETS	1,042,901	11,360,841	0	0	11,360,841
LIABILITIES POSITION	1,429,044	15,567,292	0	0	15,567,292
SHORT-TERM LIABILITIES POSITION	568,540	6,193,395	0	0	6,193,395
LONG-TERM LIABILITIES POSITION	860,504	9,373,897	0	0	9,373,897
NET BALANCE	(386,143)	(4,206,451)	0	0	(4,206,451)

NOTES

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 1 YEAR: 2006

VITRO, S.A. DE C.V.

RESULT FROM MONETARY POSITION

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

MONTH	MONETARY ASSETS	MONETARY LIABILITIES	(ASSET) LIABILITY MONETARY POSITION	MONTHLY INFLATION	MONTHLY PROFIT AND (LOSS)
JANUARY	6,964,948	19,221,721	12,256,773	0.57	(70,246)
FEBRUARY	6,662,475	19,125,286	12,462,811	0.19	(23,948)
MARCH	7,141,221	19,723,937	12,582,716	0.08	(10,539)
RESTATEMENT				0.00	0
CAPITALIZATION				0.00	0
FOREIGN CORP.				0.00	0
OTHER				0.00	0
TOTAL					(104,733)

NOTES